UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2020

WEST COAST VENTURES GROUP CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54948	99-0377575
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

6610 Holman St., Unit 301

Arvada, CO 80004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 303-537-7022

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        .Written communications pursuant to Rule 425 under the Securities Act

☐        . Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

West Coast Ventures Group Corp. (the “Company”) is providing the following update on its business operations. As result of the global outbreak of the COVID-19 virus, on May 14, 2020 the Company evaluated its ongoing effort to prepare and file its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “March 2020 10-Q”).

Certain Company officers and management, as well as professional staff and consultants, are unable to conduct work required to prepare our financial report for the three month period ended March 31, 2020. As a result, the Company expects to be unable to compile and review certain information required in order to permit the Company to file a timely and accurate March 2020 10-Q by the prescribed date without unreasonable effort or expense due to circumstances related to COVID-19.

The Company will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its March 2020 10-Q due to the circumstances related to COVID-19. In particular, COVID-19 has caused disruptions in our normal interactions with our auditors. The Company has a small accounting staff and historically we provided our auditors with full access to work papers and related information. Because the audit personnel are now working remotely as much as possible as are our accounting personnel, this has slowed everyone’s workflow and the Company’s ability to complete its financial statements and obtain the necessary consent from the Company’s auditors in order to file the March 2020 10-Q prior to its due date. The Company has had to develop and implement new policies and procedures for use in all of it restaurants to foster continued customer confidence when they purchase food from us during this crisis. The Company has had to develop and implement procedures for “drive through” pick up orders as none of our restaurants are equipped with drive through windows. We have expended considerable time and effort developing multiple means to get the information out to the buying public that all our restaurants are open for pick-up and delivery orders. Notwithstanding the foregoing, the Company expects to file the March 2020 10-Q no later than June 30, 2020 (which is 45 days from the March 2020 10-Q’s original filing deadline of May 15, 2020).

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its March 2020 10-Q, as may be updated to reflect subsequent events impacting the Company:

We are unable to predict the impact of COVID-19 on our Company.

The short term impact of COVID-19 are the result of government directives, first from the City of Denver, CO, and subsequently from the States of Colorado and Florida requiring only pick-up and delivery orders of food and beverages. Under these directives we were required to close our dining areas in all our restaurants. This has caused a fall-off in business, which has been somewhat offset by an increase in pick-up and delivery orders. We have been able to keep our restaurants open for pick-up and delivery orders. This in turn has allowed us to continue to employ our staff at the restaurants. We intend to continue to pay our employees through this crisis in the hopes that once the crisis has passed and we are allowed to return to more normal operations we can do so quickly by bringing our existing staff back in without having to train a large number of new staff. Our headquarters staff is beginning to work remotely and we hope to have them completely up to somewhat of a normal workflow shortly.

We cannot, at this stage, begin to evaluate the long term impacts of COVID-19 on our Company. We are researching what information that will assist us to evaluate the long term impacts, but currently there is very little information available. The National Restaurant Association is providing information on an almost daily basis, but this is clearly an unprecedented situation.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of the COVID-19 outbreak on travel and physical locations, the anticipated impact of such outbreak on our results of operations, and possible effect of the continued closure orders and other restrictions placed on restaurants and the food service industry on our overall revenues. These forward- looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID- 19 outbreak. The duration of the COVID-19 outbreak and severity of such outbreak; the pace of recovery following the COVID-19 outbreak; the effect on our customers and suppliers; our ability to implement cost containment and business recovery strategies; and, the adverse effects of the COVID-19 outbreak on our business or the market price of our common stock and the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2018, and our subsequent filings with the U.S. Securities and Exchange Commission, including subsequent quarterly reports on Forms 10-Q and current reports on Form 8-K, are uncertain. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST COAST VENTURES GROUP CORP.

Date:  May 15, 2020

By:   /s/ James M. Nixon

James M. Nixon, Chief Executive Officer & President